/Letterhead/

                             Schvaneveldt & Company
                          Certified Public Accountant
                          275 East South Temple, #300
                           Salt Lake City, Utah 84111
                                  (801) 521-2392


Darrell T. Schvaneveldt, C.P.A.

                           Consent of Independent Auditor
                           ------------------------------


     I consent to the use of my financial statements dated April 6, 1998, for Appalachian Oil & Gas Company, Inc. at June 30, 1996 in the Form 10KSB filing and the reference made to me therein.


/S/ Schvaneveldt & Company
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April 21, 1998